SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
February 15, 2013

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 15, 2013, Environmental Tectonics Corporation (the “Company”) announced that it plans to deregister its common stock and suspend its reporting obligations with the Securities and Exchange Commission.  The Company’s deregistration will be effective ninety (90) days after the date of the filing of the Form 15, expected to be filed on or about February 25, 2013.

A copy of the press release announcing the Company’s intent to deregister is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: February 15, 2013	By:	/s/ Robert L. Laurent, Jr.
Robert L. Laurent, Jr.
Chief Financial Officer